                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 10, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
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           (exact name of registration as specified in its charter)

      New Jersey                       1-1-432                   22-2429994
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                               Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code:  908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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                                      -2-


        Item 5.    Other Events
                   ------------

                   Roberts Pharmaceutical Corporation announced that the Food and Drug Administration (FDA) has issued an approvable letter stating the Company's New Drug Application for ProAmatine(TM) (midodrine) "is approvable under 21 CFR Subpart H - Accelerated approval of new drugs for serious or life threatening illnesses".

        ProAmatine, developed by Roberts to fill the U.S. therapeutic void in the treatment of orthostatic hypotension (a low blood pressure condition), would be the first cardiovascular drug to be approved by the accelerated process. ProAmatine has also been designated an "orphan drug" by the FDA and as such is entitled to seven years marketing exclusivity, commencing with the product's launch.

        No other studies are required prior to commercialization, although Roberts will conduct post-approval, post-launch studies of ProAmatine with regard to certain specific symptoms of orthostatic hypotension.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
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Date:  June 14, 1996                          By: /s/ Anthony A. Rascio
                                                 ------------------------------
                                                 Anthony A. Rascio
                                                 Vice President